Exhibit 99.1

PRESS RELEASE
CONTACT: Brian L. Cantrell Alliance Holdings GP, L.P. 1717 South Boulder Avenue, Suite 400 Tulsa, Oklahoma 74119 (918) 295-7673

FOR IMMEDIATE RELEASE

ALLIANCE HOLDINGS GP, L.P.

Alliance Holdings GP, L.P. Announces Pricing of Secondary Public Offering of Common Units by Selling Unitholders

TULSA, OKLAHOMA, March 29, 2011—Alliance Holdings GP, L.P. (NASDAQ: AHGP) today announced the pricing of a secondary underwritten public offering of 2,750,000 already outstanding common units representing limited partner interests in AHGP at a price to the public of $54.21 per unit. The offering is scheduled to close on April 1, 2011. The selling unitholders have granted the underwriters a 30-day option to purchase up to an additional 412,500 common units. AHGP will not receive any of the proceeds from this offering and the number of outstanding common units of AHGP will remain unchanged.

Barclays Capital, Citi, Goldman, Sachs & Co. and J.P. Morgan are acting as joint book-running managers for the offering. A copy of the prospectus supplement and accompanying base prospectus relating to this offering, when available, may be obtained free of charge by visiting EDGAR on the U.S. Securities and Exchange Commission’s website at www.sec.gov or from the underwriters as follows:

•	Barclays Capital, c/o Broadridge, Integrated Distribution Services, 1155 Long Island Ave., Edgewood, NY 11717. By telephone at (888) 603-5847 or by email at barclaysprospectus@broadridge.com;

•	Citi, Attn: Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220. By telephone at (800) 831-9146 or by email at batprospectusdept@citi.com;

•	Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282. By telephone at (866) 471-2526, facsimile at (212) 902-9316 or by email at prospectus-ny@ny.email.gs.com; and

•	J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717. Or by telephone at (866) 803-9204.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 filed by AHGP with the U.S. Securities and Exchange Commission (“SEC”). This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only through the prospectus supplement and accompanying base prospectus, which is part of a registration statement that became effective on March 28, 2011.

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About Alliance Holdings GP, L.P.

AHGP is a limited partnership formed to own and control Alliance Resource Management GP, LLC, the managing general partner of ARLP, through which it holds a 1.98% general partner interest and the incentive distribution rights in ARLP. In addition, AHGP owns 15,544,169 common units of ARLP.

For more information, contact the investor relations department of AHGP at (918) 295-1415 or via e-mail at investorrelations@ahgp.com.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements regarding the offering in this press release are forward-looking and are based upon AHGP’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that AHGP plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in operating risks, liquidity risks, legislative developments and other risk factors and known trends and uncertainties as described in AHGP’s Annual Report on Form 10-K as filed with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, AHGP’s actual results and plans could differ materially from those expressed in the forward-looking statements. AHGP undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

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